                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Raj Das, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

         SIGNATURE                             TITLE                     DATE
-----------------------------    ---------------------------------   --------------
/s/ Vinod Gupta                  Chairman of the Board and Chief     March 15, 2004
---------------------------       Executive Officer (principal
Vinod Gupta                       executive officer)

/s/ Raj Das                      Chief Financial Officer             March 15, 2004
---------------------------       (principal financial officer)
Raj Das

/s/ George F. Haddix             Director                            March 15, 2004
---------------------------
George F. Haddix

/s/ Elliot S. Kaplan             Director                            March 15, 2004
---------------------------
Elliot S. Kaplan

/s/ Harold Andersen              Director                            March 15, 2004
---------------------------
Harold Andersen

/s/ Dr. Vasant Raval             Director                            March 15, 2004
---------------------------
Dr. Vasant Raval

/s/ Richard J. Borda             Director                            March 15, 2004
---------------------------
Richard J. Borda

/s/ Dennis P. Walker             Director                            March 15, 2004
---------------------------
Dennis P. Walker